March 1, 2005

   Supplement to the February 1, 2005 Class A, B, C Shares and Class Y Shares
                  Prospectuses for Pioneer Mid Cap Growth Fund


Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The portfolio managers and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.

                                                                   17284-00-0305
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC